AMENDMENT 1

to

SECOND AMENDED AND RESTATED MEMORANDUM OF AGREEMENT

between

AIRBUS SAS

and

SPIRIT AEROSYSTEMS, INC.,
SPIRIT AEROSYSTEMS (EUROPE) LIMITED,
SHORT BROTHERS PLC

and

SPIRIT AEROSYSTEMS NORTH CAROLINA, INC.

REFERENCE CT2405277

THIS AMENDMENT 1 (“Amendment”) to SECOND AMENDED AND RESTATED MEMORANDUM OF AGREEMENT (“MOA”), is entered into as of January 17, 2025, between AIRBUS S.A.S., a Société par Actions Simplifiée incorporated under the laws of France, registered under the number 383 474 814 RCS Toulouse, with its registered office at 2 Rond Point Emile Dewoitine, 31700 Blagnac, France, acting as a Purchaser and as an agent for and on behalf of the Purchasers (“Airbus”), SPIRIT AEROSYSTEMS, INC, a company created and existing under the laws of the State of Delaware, USA, with its head office at, 3801 South Oliver, Wichita, KS 67278-0008, USA (“Spirit”), acting on its own behalf and on behalf of, SPIRIT AEROSYSTEMS (Europe) Limited, a company created and existing under the laws of England & Wales, registered under the number 5663660, with its registered office at Tower Bridge House, St Katharines Way, London, E1W IAA, United Kingdom together with its main place of business at Glasgow Prestwick International Airport, Prestwick, Ayrshire, Scotland KA9 2RW (“Spirit Europe”), SHORT BROTHERS PLC, (company registration number NI001062), a company incorporated in Northern Ireland and whose registered office is at the Airport Road, Belfast, Co. Antrim BT3 9DZ, Northern Ireland, United Kingdom (“Short Brothers”), and SPIRIT AEROSYSTEMS NORTH CAROLINA, INC, a company created and existing under the laws of the State of North Carolina, USA, with its head office at, 2600 AeroSystems Blvd., Kinston, NC 28504, USA (“Spirit Kinston” and, together with Spirit, Spirit Europe and Short Brothers, collectively, the “Supplier”). Airbus and the Supplier are together referred to herein individually as a “Party” and collectively as the “Parties”.

RECITALS

A.The Parties entered into MOA on November 7, 2024.

B.All capitalized terms used but not defined in this Amendment have the same meaning as in the MOA.
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C.The Parties wish to amend the MOA as set forth herein.

1.Agreement.

NOW, THEREFORE, in consideration of the mutual covenants set forth herein, the Parties agree as follows:

1.1The first paragraph of Article 4.1.1 of the MOA is hereby deleted in its entirety and replaced with the following:

“In consideration of the Divestments, Airbus, directly or through its affiliates, shall provide to the Supplier (i) a non-interest bearing line of credit in the amount of $107,000,000 (One Hundred Seven Million US Dollars) (the “$107 mm Line of Credit”), (ii) up to $12,000,000 (the “Additional Line of Credit”), and (iii) up to $8,000,000 (the “Second Additional Line of Credit”) (collectively, the $107 mm Line of Credit, the Additional Line of Credit and the Second Additional Line of Credit, the “Line of Credit”), to be used on items such as those listed in Schedule 3.”

1.2Article 4.1.1 of the MOA is hereby amended to include the following paragraph at the end thereof:

“Airbus deposited with the Supplier the Second Additional Line of Credit promptly following request thereof by the Supplier in January 2025. The Supplier has provided, to Airbus’ reasonable satisfaction, documentation that substantiates the necessity for the Second Additional Line of Credit.”

1.3Article 4.1.2(A) of the MOA is hereby deleted in its entirety and replaced with the following:

“The Second Additional Line of Credit, the Additional Line of Credit and the $107mm Line of Credit, including any amounts drawn under the Second Additional Line of Credit, the Additional Line of Credit and the $107mm Line of Credit, shall be directly or indirectly assumed by Airbus, or one of its affiliates, at Closing; and”

1.4Article 4.1.2(B) of the MOA is hereby deleted in its entirety and replaced with the following:

“The Second Additional Line of Credit, the Additional Line of Credit and the $107mm Line of Credit, including any amounts drawn under the Second Additional Line of Credit, the Additional Line of Credit and the $107mm Line of Credit, shall be excluded from the debt adjustment in the purchase price calculation in the Divestment agreement and shall not otherwise affect the purchase price calculation in the Divestment agreement. However, if, any amount granted under a line of credit serving as collateral for a financial instrument, such as a letter of credit, credit insurance or guarantee, is released by the counterparty prior to the Closing, such amount shall be repaid to Airbus promptly upon receipt thereof by the Supplier. Any remaining collateral receivables shall be treated as a transferred asset of the Airbus perimeter in the frame of the Divestment agreement”

1.5Schedule 3 of the MOA is hereby amended to include the following additional paragraph:
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“In connection with production for the Airbus Programmes and the continued delivery of certain products to Airbus by Spirit Kinston at its Kinston, North Carolina facility, Spirit Kinston was required to enter into that certain General Indemnity Agreement provided by Supplier to Liberty Mutual Group (together with each other person or entity deemed a “Surety” (as defined therein) thereunder, the “Surety”) (such agreement, the “Liberty General Indemnity”). Airbus is providing the Second Additional Line of Credit in connection with the Airbus Programmes to support the funding by Supplier of any amounts demanded by Surety as collateral security pursuant to the Liberty General Indemnity. Accordingly, Spirit Kinston shall cause the amount requested pursuant to Section 4.1.1 in respect of the Second Additional Line of Credit to be deposited with the Surety as collateral security promptly following demand by Surety pursuant to the Liberty General Indemnity, and shall provide Airbus with proof satisfactory to Airbus of demand by Surety and deposit therewith within five (5) business days of such actions.”

2.Miscellaneous.

2.1. All other provisions of the MOA remain unchanged and in full force and effect.

2.2. Airbus may periodically consolidate this Amendment and all previous amendments into the MOA for administrative purposes.

[Remainder of page intentionally left blank; signature pages follow]
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IN WITNESS WHEREOF, the duly appointed representatives of the Parties have agreed to execute this Amendment in two (2) original copies, each Party retaining one (1) of these copies for their records.

For Spirit AeroSystems, Inc.

By:	/s/ Irene Esteves
Name:	Irene Esteves
Title:	EVP and CFO
Date:	January 17, 2025

[Signature Page to Amendment 1 to Second Amended and Restated MOA]
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For Airbus S.A.S.

By:	/s/ Jürgen Westermeier
Name:	Jürgen WESTERMEIER
Title:	Chief Procurement Officer
Date:	January 17, 2025

By:	/s/ Oliver Cauquil
Name:	Oliver CAUQUIL
Title:	Senior Vice President Aerostructures Procurement
Date:	January 17, 2025
[Signature Page to Amendment 1 to Second Amended and Restated MOA]
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